EXHIBIT 10.29
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                           FIRST AMENDMENT TO GUARANTY
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         First Amendment dated as of March 5, 2003 to Guaranty (the "First
Amendment"), by and between VANTAGEPOINT VENTURE PARTNERS III (Q), L.P., a Delaware limited partnership (the "Guarantor") and FLEET NATIONAL BANK (the "Lender"), amending certain provisions of the Guaranty dated as of December 27, 2002 from the Guarantor to the Lender (as amended and in effect from time to time, the "Guaranty"). Terms not otherwise defined herein which are defined in the Credit Agreement (as hereinafter defined) shall have the same respective meanings herein as therein.

         WHEREAS, DSL.net, Inc. ("DSLN") and the Lender are parties to that certain Revolving Credit and Term Loan Agreement dated as of December 13, 2002 (as amended and in effect from time to time, the "Credit Agreement") by and between DSLN and the Lender; and

         WHEREAS, in connection with the Credit Agreement, the Guarantor executed and delivered to the Lender the Guaranty; and

         WHEREAS, the Guarantor continues to expect to receive substantial direct and indirect benefits from the continued extensions of credit to DSLN by the Lender pursuant to the Credit Agreement (which benefits are hereby acknowledged); and

         WHEREAS, the Guarantor desires to increase its liability under the Guaranty as more fully set forth herein and the Guarantor and the Lender have agreed, subject to the terms and conditions contained herein, to modify certain terms and conditions of the Guaranty as specifically set forth in this First Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENT TO SS.4 OF THE GUARANTY. Section 4 of the Guaranty is hereby amended by deleting the amount "$5,000,000" which appears in the first sentence of ss.4 and substituting in place thereof the amount "$8,000,000".

         SS.2. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective until the Lender receives a counterpart of this First Amendment, executed by the Guarantor and the Lender.

         SS.3. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in the Guaranty, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Guaranty and the other documents executed in connection thereof) and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Guaranty shall refer to the
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Guaranty as amended hereby. In addition, the Guarantor hereby represents and warrants that the execution and delivery by the Guarantor of this First Amendment and the performance by the Guarantor of all of its respective agreements and obligations under the Guaranty as amended hereby are within the authority of the Guarantor and have been duly authorized by all necessary action on the part of the Guarantor.

         SS.4. RATIFICATION, ETC. Except as expressly amended hereby, the Guaranty and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Guaranty and this First Amendment shall be read and construed as a single agreement. All references in the Guaranty or any related agreement or instrument to the Guaranty shall hereafter refer to the Guaranty as amended hereby.

         SS.5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Guarantor or any rights of the Lender consequent thereon.

         SS.6. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).
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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as a document under seal as of the date first above written.


                                       VANTAGEPOINT VENTURE
                                       PARTNERS III(Q), L.P.

                                       By:  VantagePoint Venture Associates III,
                                             LLC, its General Partner



                                       By: /s/ James D. Marver
                                          ---------------------------------
                                       Title:





                                       FLEET NATIONAL BANK


                                       By: /s/ Lee A. Merkle-Raymond
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                                       Title: